TAXATION	12 Months Ended
Dec. 31, 2025
TAXATION
TAXATION

19. TAXATION

Income tax

Current income tax is recorded in accordance with the laws of the relevant tax jurisdictions.

The Group applies the assets and liabilities method of income taxes in accordance with ASC 740, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the consolidated financial statements. Under this method, deferred tax assets and liabilities are provided based on temporary differences arising between the tax bases of assets and liabilities and financial statements, using enacted tax rates that will be in effect in the period in which the differences are expected to reverse.

Deferred tax assets are recognized to the extent that such assets are more-likely-than-not to be realized. In making such a determination, the Group considers all positive and negative evidence, including results of recent operations and expected reversals of taxable income. Valuation allowances are established to offset deferred tax assets if it is considered more-likely-than-not that the amount of the deferred tax assets will not be realized.

Uncertain tax positions

The Group accounts for uncertainty in income taxes recognized in the consolidated financial statements by applying the two-step approach to determine the amount of the benefit to be recorded. Under the two-step approach, the first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more-likely-than-not that the position will be sustained, including resolution of related appeals or litigation processes. If the tax positions meet the “more-likely-than-not” recognition threshold, the second step is to measure the tax benefit as the largest amount that is more than 50% likely to be realized upon settlement. The Group classifies interest and penalties related to income tax matters, if any, as income tax expense.

The Group did not have any significant interest or penalties associated with tax positions for the years ended December 31, 2023, 2024 and 2025. The Group did not have any significant unrecognized uncertain tax positions for the years ended December 31, 2023, 2024 and 2025.

Cayman Islands

The Cayman Islands currently levies no taxes on individuals or corporations based on profits, income, gains or appreciation and there is no taxation in the nature of inheritance or estate duty. There are no other taxes likely to be material to the Group levied by the government of the Cayman Islands except for stamp duties which may be applicable to instruments executed in or brought within the jurisdiction of the Cayman Islands. In addition, the Cayman Islands does not impose withholding tax on dividend payments.

British Virgin Islands

The Group’s subsidiaries incorporated in the British Virgin Islands are not subject to income or capital gains tax under the current laws of the British Virgin Islands. In addition, payment of dividends by the British Virgin Islands subsidiaries to their respective shareholders who are not resident in the British Virgin Islands, if any, is not subject to withholding tax in the British Virgin Islands.

Hong Kong, China

Hong Kong, China income tax rate is a two-tiered profits tax regime, under which the tax rate is 8.25% or assessable profits on the first HK dollar 2 million and 16.5% or any assessable profits in excess of HK dollar 2 million. Hong Kong, China profits tax was provided for the assessable profit that was subject to Hong Kong, China profits tax during the years ended December 31, 2023, 2024 and 2025. Additionally, payments of dividends by the subsidiaries incorporated in Hong Kong, China to the Group are not subject to any Hong Kong, China withholding tax.

19. TAXATION (Continued)

Mainland China

On March 16, 2007, the National People’s Congress of PRC enacted a new Corporate Income Tax Law (“new CIT law”), under which Foreign Investment Enterprises (“FIEs”) and domestic companies would be subject to corporate income tax at a uniform rate of 25%. The new CIT law became effective on January 1, 2008. Under the new CIT law, preferential tax treatments will continue to be granted to entities which conduct businesses in certain encouraged sectors and to entities otherwise classified as “small and micro businesses”.

Certain enterprises benefit from a preferential tax rate of 15% under the EIT Law if they conduct business in certain encouraged high-tech sectors or areas and get the certificates from the competent tax authorities. The privileges cannot be applied simultaneously. Three, four and four entities in the Group for the years ended December 31, 2023, 2024 and 2025, respectively, were qualified as “high and new technology enterprise” and had a 15% preferential income tax rate.

Certain enterprises benefit from a preferential tax rate of 15% under the EIT Law if they are located in applicable PRC regions as specified in the Catalogue of Encouraged Industries in Western Regions (initially effective through the end of 2010 and further extended to 2030), or the Western Regions Catalogue, subject to certain general restrictions described in the EIT Law and the related regulations. One, nil and nil entity in the Group for the years ended December 31, 2023, 2024 and 2025, respectively, was qualified as the enterprises within the Catalogue of Encouraged Industry in the Western Region and had a 15% preferential income tax rate.

The Group’s other PRC subsidiaries, consolidated VIEs (inclusive of VIEs’ subsidiaries) are subject to the statutory income tax rate of 25%.

According to relevant laws and regulations promulgated by the State Taxation Administration of the PRC announced on March 26, 2023, effective from 2023 onwards, enterprises engaging in research and development activities are entitled to claim 200% of their qualified research and development expenses so incurred as tax deductible expenses when determining their assessable profits for the year (the “R&D Super Deduction”).

The Organization for Economic Co-operation and Development (“OECD”) has published model rules, which include the implementation of a global minimum tax rate of 15%, commonly referred to as Pillar Two. One country and one region in which the Group does business have enacted implementing legislation effective from January 1, 2024 and January 1, 2025, respectively. Based on the Group’s analysis of such enacted legislation for jurisdictions in which the Group operates, the impact on the Group’s 2024 income tax provision was not material, and the impact on the Group’s 2025 income tax provision was RMB44.0 million.

19. TAXATION (Continued)

Composition of income tax expense

The components of income (loss) before tax for the years ended December 31, 2023, 2024 and 2025, are as follows:

	For the Year Ended December 31,
	2023	2024	2025
	RMB	RMB	RMB

	(in thousands)
Income (loss) before income tax expense
Income from Mainland China operations	10,550,583	9,143,316	5,905,159
Loss from non‑Mainland China operations	(2,666,588)	(2,273,247)	(1,228,056)
Total income before income tax expense	7,883,995	6,870,069	4,677,103

Income tax expense (benefit) from Mainland China operations
Current income tax expense	2,243,600	2,595,844	1,892,115
Deferred tax expense (benefit)	(273,191)	223,235	(224,991)
Income tax expense from Mainland China operations	1,970,409	2,819,079	1,667,124
Income tax expense (benefit) from non-Mainland China operations
Current income tax expense	60,313	46,482	45,374
Deferred tax benefit	(36,331)	(73,672)	(26,409)
Income tax expense (benefit) from non-Mainland China operations	23,982	(27,190)	18,965
Total income tax expense	1,994,391	2,791,889	1,686,089

For the years ended December 31, 2023, 2024 and 2025, loss from non-Mainland China operations mainly results from share-based compensation expenses amounting to RMB3,215.5 million, RMB2,726.1 million and RMB1,904.9 million, respectively; which is offset by gains from investment in wealth management products amounting to RMB452.5 million, RMB424.0 million and RMB656.4 million, respectively.

The income tax expense applicable to the Group’s operations for the years ended December 31, 2023, 2024 and 2025, differs from the amount computed by applying the Mainland China statutory income tax rate of 25% to income before tax due to the following:

	For the Year Ended December 31,
	2023	2024
Statutory income tax rate	25.0%	25.0%
Tax effect of preferential treatments	(3.7)%	(3.0)%
Tax effect of tax-exempt entities	8.4%	8.3%
Effect on tax rates in different tax jurisdictions	0.3%	(0.4)%
Tax effect of permanent difference	(4.1)%	(0.7)%
Tax effect of R&D deduction and others	(2.0)%	(2.3)%
Change in valuation allowance	1.4%	13.7%
Effective tax rates	25.3%	40.6%

19. TAXATION (Continued)

Composition of income tax expense (continued)

The Mainland China statutory tax rate of 25% is used for the effective tax rate reconciliation as majority of the Group’s operations are based in Mainland China.

	For the Year Ended December 31, 2025
	Amount	Percent
	(RMB in thousands)
Mainland China statutory tax rate	1,169,276	25.0%
Foreign tax effects
Statutory tax rate difference between Cayman Island and Mainland China	(192,363)	(4.1)%
Statutory tax rate difference between Hong Kong, China and Mainland China	(2,278)	0.0%
Pillar II impact for Hong Kong, China	43,988	0.9%
Other foreign jurisdictions	401	0.0%
Changes in valuation allowances	185,516	4.0%
Nontaxable or nondeductible items
Share-based compensation	476,231	10.2%
Preferential tax benefits	(65,016)	(1.4)%
Research and development super deduction	(143,723)	(3.1)%
Others	214,057	4.5%
Effective tax rates	1,686,089	36.0%

The changes of effective tax rate for the years ended December 31, 2024 and 2025 are primarily driven by the change in valuation allowance as less net operating loss carryforwards are expected to be realized prior to expiration.

The amount of income taxes paid (net of refunds received) disaggregated by geographic area on an annual basis for the year ended December 31, 2025, are as follows:

	For the Year Ended December 31, 2025
	Amount	Percent
	(RMB in thousands)
Mainland China	2,346,102	99.9%
Others	1,386	0.1%
Total	2,347,488	100.0%

The following table sets forth the effect of tax holiday related to Mainland China operations:

	For the Year Ended December 31,
	2023	2024	2025
	RMB	RMB	RMB

	(in thousands, except for per share data)
Tax holiday effect	294,698	209,494	65,016
Effect on basic net income per share	0.08	0.06	0.02
Effect on diluted net income per share	0.08	0.06	0.02
Denominator for basic net income per share-weighted average ordinary shares outstanding	3,521,380	3,409,773	3,326,150
Denominator for diluted net income per share-weighted average ordinary shares outstanding	3,611,653	3,537,408	3,472,076

19. TAXATION (Continued)

Composition of deferred tax assets and liabilities

The tax effects of temporary differences that give rise to the deferred income tax assets and liabilities before net off as of December 31, 2024 and 2025 are as follows:

	As of December 31,
	2024	2025
	RMB	RMB

	(in thousands)
Deferred tax assets
Net operating loss carrying forward	3,412,316	3,611,291
Asset impairment	916,690	914,823
Deferred rental cost	19,280	30,187
Unrealized profits	252,024	217,117
Accrual expense	463,523	352,620
Others	89,840	136,640
Less: Valuation Allowance	(4,127,927)	(3,924,466)
Deferred tax assets, net of valuation allowance	1,025,746	1,338,212

Deferred tax liabilities
Fair value change of certain investments	(69,263)	(67,246)
Intangible assets	(213,183)	(172,891)
Deferred revenue	(55,870)	(157,689)
Total deferred tax liabilities	(338,316)	(397,826)

The movements of the valuation allowance for the years ended December 31, 2023, 2024 and 2025 are as follows:

	For the Year Ended December 31,
	2023	2024	2025
	RMB	RMB	RMB

	(in thousands)
Balance at the beginning of the year	(3,310,975)	(3,385,876)	(4,127,927)
Remeasurement due to application of preferential tax rate	(17,011)	(1,839)	—
Additions	(794,643)	(1,280,549)	(687,555)
Reversals	687,180	282,244	549,598
Write-offs	49,573	258,093	341,418
Balance at the end of the year	(3,385,876)	(4,127,927)	(3,924,466)

A valuation allowance is provided against deferred tax assets when the Group determines that it is more-likely-than-not that the deferred tax assets will not be utilized in the future. The Group considers positive and negative evidence to determine whether some portion or all of the deferred tax assets will be more-likely-than-not realized. This assessment considers, among other matters, the nature, frequency and severity of recent losses and forecasts of future profitability. These assumptions require significant judgment and the forecasts of future taxable income are consistent with the plans and estimates the Group is using to manage the underlying businesses. The statutory income tax rate of 25% or applicable preferential income tax rates were applied when calculating deferred tax assets.

19. TAXATION (Continued)

Composition of deferred tax assets and liabilities (Continued)

As of December 31, 2023, 2024 and 2025, the Group had net operating loss carryforwards of approximately RMB12.6 billion, RMB13.6 billion and RMB14.7 billion, respectively, which arose from the Group’s certain subsidiaries, VIEs and the VIEs’ subsidiaries established in the PRC. As of December 31, 2023, 2024 and 2025, deferred tax assets arose from net operating loss carryforwards amounted to RMB3,144.2 million, RMB3,412.3 million and RMB3,611.3 million respectively, out of which, RMB2,848.8 million, RMB3,243.5 million and RMB3,078.5 million deferred tax assets were offset by valuation allowance, respectively, as it was considered more-likely-than-not that the amount of the deferred tax assets will not be realized. The remaining deferred tax assets, net of valuation allowance arose from net operating loss carryforwards as of December 31, 2023, 2024 and 2025 amounted to RMB295.4 million, RMB168.8 million and RMB532.8 million, respectively, are expected to be utilized prior to expiration considering future taxable income for respective entities. As of December 31, 2025, the net operating loss carryforwards of RMB14.7 billion will expire in the years ending December 31, 2026 through 2030, respectively, if not utilized.

Withholding tax on undistributed dividends

The new CIT Law also provides that an enterprise established under the laws of a foreign country or region but whose “de facto management body” is located in the PRC be treated as a resident enterprise for PRC tax purposes and consequently be subject to the PRC income tax at the rate of 25% for its global income. The Implementing Rules of the EIT Law merely define the location of the “de facto management body” as “the place where the exercising, in substance, of the overall management and control of the production and business operation, personnel, accounting, property, etc., of a non-PRC company is located”. Based on a review of surrounding facts and circumstances, the Group does not believe that it is likely that its operations outside of the PRC should be considered a resident enterprise for PRC tax purposes.

The new CIT law also imposes a withholding income tax of 10% on dividends distributed by a VIE to its immediate holding company outside of China, if such immediate holding company is considered as a non-resident enterprise without any establishment or place within China or if the received dividends have no connection with the establishment or place of such immediate holding company within China, unless such immediate holding company’s jurisdiction of incorporation has a tax treaty with China that provides for a different withholding arrangement. According to the arrangement between Mainland China and Hong Kong Special Administrative Region on the Avoidance of Double Taxation and Prevention of Fiscal Evasion in August 2006, dividends paid by a VIE in China to its immediate holding company in Hong Kong will be subject to withholding tax at a rate of no more than 5% (if the foreign investor owns directly at least 25% of the shares of the VIE).

The Group intends to reinvest all PRC subsidiaries’ current retained earnings to further expand its business in China. In case the Group decides to distribute dividends in the future, the amount of such dividends will be capped at the profits earned during the corresponding period. The dividend declared by the Group will be paid with priority using offshore funds of the Group, including the existing fund held by offshore subsidiaries of the Group and funds obtained through financing in the future. The Group does not have plans to have any of its PRC subsidiaries or VIEs distribute any undistributed profit of such subsidiaries or VIEs to their direct overseas parent companies. Accordingly, no withholding income tax is accrued on the undistributed earnings of the PRC subsidiaries, VIEs and subsidiaries of the VIEs as of December 31, 2023, 2024 and 2025.